                    U.S. SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2005

COMMISSION FILE NUMBER:

Celtron International, Inc.

    (Exact name of registrant as specified in its charter)

Nevada

91-1903590

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(State or jurisdiction of incorporation

 (I.R.S. Employer I.D. No.)

or organization

563 Old Pretoria Road

Midrand, South Africa

S9 1658

(Address of principal executive offices)

     (Zip Code)

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Registrant's telephone number: 2783-785-4584

NONE

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 (Former name or former address, if changed since last report)

Section 5- Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On or about April 19, 2005, Ronald Pienaar resigned as the company’s director.

Item 9-Financial Statements and Exhibits

c) Exhibits

Exhibit 17.  Letter on resignation of director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2005

Celtron International, Inc.

/s/ Allen Harington

_ _____________________________

By: Allen Harington, Chief Executive Officer